                                                                 EXHIBIT (A)(II)



                       QUEST FOR VALUE ACCUMULATION TRUST

                     ESTABLISHMENT AND DESIGNATION OF SERIES
                OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01

         The undersigned, being a majority of the Trustees of Quest for Value Accumulation Trust, a Massachusetts business trust (the "Trust") acting pursuant to Section 6.9 of the Declaration of Trust dated March 1, 1988, hereby create, as of this date, the first series of the Trust (herein referred to as the "Portfolios").

         1. The Portfolios shall be designated as follows:

            -        Equity Portfolio
            -        Small Cap Portfolio
            -        Managed Portfolio
            -        Bond Portfolio
            -        Money Market Portfolio

         2. The Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of shareholders of a series.




 /s/ JOSEPH M. LA MOTTA
------------------------------
Joseph M. La Motta, as Trustee
Address:
RR 2, Box 177A
Pound Ridge, NY 10576


-----------------------------
Thomas W. Courtney, as Trustee
Address:
P.O. Box 580
Sewickley, PA 15143


-----------------------------
Lacy B. Herrmann, as Trustee
Address:
200 Park Avenue, Suite 4515
New York, NY

                       QUEST FOR VALUE ACCUMULATION TRUST

                     ESTABLISHMENT AND DESIGNATION OF SERIES
                OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01


         The undersigned, being a majority of the Trustees of Quest for Value Accumulation Trust, a Massachusetts business trust (the "Trust") acting pursuant to Section 6.9 of the Declaration of Trust dated March 1, 1988, hereby create, as of this date, the first series of the Trust (herein referred to as the "Portfolios").

         1. The Portfolios shall be designated as follows:

            -        Equity Portfolio
            -        Small Cap Portfolio
            -        Managed Portfolio
            -        Bond Portfolio
            -        Money Market Portfolio

         2. The Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of shareholders of a series.




-----------------------------
Joseph M. La Motta, as Trustee
Address:
RR 2, Box 177A
Pound Ridge, NY 10576


/s/ THOMAS W. COURTNEY
------------------------------
Thomas W. Courtney, as Trustee
Address:
P.O. Box 580
Sewickley, PA 15143


-----------------------------
Lacy B. Herrmann, as Trustee
Address:
200 Park Avenue, Suite 4515
New York, NY

State of New York),      : SS:

County of New York),


         On the _______ day of July, 1989, before me personally appeared Joseph
M. La Motta to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                                 /s/ MONICA A. DIPIETRO
                                                 ------------------------------
                                                 Notary Public

                                     QUEST I

                     ESTABLISHMENT AND DESIGNATION OF SERIES
                OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01


         The undersigned, being a majority of the Trustees of Quest for Value Accumulation Trust, a Massachusetts business trust (the "Trust") acting pursuant to Section 6.9 of the Declaration of Trust dated March 1, 1988, hereby create, as of this date, the first series of the Trust (herein referred to as the "Portfolios").

         1. The Portfolios shall be designated as follows:

            -        Equity Portfolio
            -        Small Cap Portfolio
            -        Managed Portfolio
            -        Bond Portfolio
            -        Money Market Portfolio

         2. The Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of shareholders of a series.




-----------------------------
Joseph M. La Motta, as Trustee
Address:
RR 2, Box 177A
Pound Ridge, NY 10576


-----------------------------
Thomas W. Courtney, as Trustee
Address:
P.O. Box 580
Sewickley, PA 15143


/s/ LACY B. HERRMANN
-----------------------------
Lacy B. Herrmann, as Trustee
Address:
200 Park Avenue, Suite 4515
New York, NY

State of Pennsylvania),
                             : SS:
County of Allegheny),


         On the 15th day of July, 1989, before me personally appeared Thomas W. Courtney to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                              /s/ MARGARET DUPAL
                                              ----------------------------
                                              Notary Public

State of New York),
                         : SS:
County of New York),


         On the 18th day of July, 1989, before me personally appeared Lacy B. Herrmann to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                           ------------------------------------
                                           Notary Public

                                    AMENDMENT
                                       TO
                              DECLARATION OF TRUST
                                       OF
                       QUEST FOR VALUE ACCUMULATION TRUST


         This amendment to the Declaration of Trust of Quest for Value Accumulation Trust (the "Trust") dated March 1, 1988 (the "Declaration") is made this 25th day of May, 1994.

         WHEREAS, Section 11.3(a) of the Declaration provides that the Declaration may be amended by action of a majority of the Trustees of the Trust without the vote of shareholders to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary or desirable to confirm the Declaration to the requirements of applicable federal or state laws or regulations;

         WHEREAS, the first sentence of the second paragraph of Section 10.1 of the Declaration provides that, with respect to matters on which shareholders are entitled to vote, shareholders of each series or class of the Trust shall be entitled to vote only on matters affecting such series or class, and that voting shall be by series or class and require a Majority Shareholder Vote (as defined therein) of each series or class that would be affected by such matter, except that all Shares (regardless of series or class) shall be voted as a single voting class, or a Majority Shareholder Vote of each class, shall be necessary, "where required by applicable law";

         WHEREAS, Section 18(i) of the Investment Company Act of 1940 ("1940 Act") provides in substance, that except as otherwise required by law, every share of voting stock of a registered investment company shall have equal voting rights with every other outstanding share of voting stock of that company;

         WHEREAS, Rule 18f-2 under the 1940 Act requires shares to be voted by series as to certain matters which affect the particular series and exempts the vote on certain other matters that do not separately affect that series, including the election of Trustees and ratification of the selection of independent accountants, from such separate voting requirements;

         WHEREAS, the undersigned, being all of the Trustees of the Trust, have determined that the aforementioned provision of Section 10.1 as to voting by all shares as a single series or class is ambiguous and desire to amend the Declaration to correct this provision.

         NOW THEREFORE, the undersigned Trustees hereby declare that the first sentence of the second paragraph of Section 10.1 of the Declaration be amended by deleting said sentence in its entirety and inserting the following:

                  "In the event of the establishment of series of classes as contemplated by Section 6.9, on each matter submitted to a vote of Shareholders, all Shares of all series or classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any other law, such requirements as to a separate vote by that series or class shall apply; (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected classes or series shall vote as a single class; and (3) as to any matter which does not affect the interests of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote."

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 13th day of June, 1994.



/s/ JOSEPH M. LAMOTTA
-----------------------------                  -----------------------------
Joseph M. LaMotta, as Trustee                  Lacy B. Herrmann, as Trustee
and not individually                           and not individually
RR 2, Box 51                                   6 Whaling Road
Pound Ridge, NY 10576-9780                     Darien, CT 06820


-----------------------------                  -----------------------------
Paul Y. Clinton, as Trustee                    George Loft, as Trustee
and not individually                           and not individually
946 Morris Avenue                              51 Herrick Road
Bryn Mawr, PA 19010                            Sharon, CT  06069


-----------------------------
Thomas W. Courtney, as Trustee
and not individually
407 Timber Lane
Sewickley, PA 15143

         NOW THEREFORE, the undersigned Trustees hereby declare that the first sentence of the second paragraph of Section 10.1 of the Declaration be amended by deleting said sentence in its entirety and inserting the following:

                  "In the event of the establishment of series of classes as contemplated by Section 6.9, on each matter submitted to a vote of Shareholders, all Shares of all series or classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any other law, such requirements as to a separate vote by that series or class shall apply; (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected classes or series shall vote as a single class; and (3) as to any matter which does not affect the interests of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote."

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 13th day of June, 1994.



-----------------------------                    -----------------------------
Joseph M. La Motta, as Trustee                   Lacy B. Herrmann, as Trustee
and not individually                             and not individually
RR 2, Box 51                                     6  Whaling Road
Pound Ridge, NY 10576-9780                       Darien, CT 06820


/s/ PAUL Y. CLINTON
-----------------------------                    -----------------------------
Paul Y. Clinton, as Trustee                      George Loft, as Trustee
and not individually                             and not individually
946 Morris Avenue                                51 Herrick Road
Bryn Mawr, PA 19010                              Sharon, CT  06069


-----------------------------
Thomas W. Courtney, as Trustee
and not individually
407 Timber Lane
Sewickley, PA 15143

         NOW THERFORE, the undersigned Trustees hereby declare that the first sentence of the second paragraph of Section 10.1 of the Declaration be amended by deleting said sentence in its entirety and inserting the following:

                  "In the event of the establishment of series of classes as contemplated by Section 6.9, on each matter submitted to a vote of Shareholders, all Shares of all series or classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any other law, such requirements as to a separate vote by that series or class shall apply; (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected classes or series shall vote as a single class; and (3) as to any matter which does not affect the interests of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote."

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 13th day of June, 1994.



----------------------------------                -----------------------------
Joseph M. La Motta, as Trustee                    Lacy B. Herrmann, as Trustee
and not individually                              and not individually
RR 2, Box 51                                      6  Whaling Road
Pound Ridge, NY 10576-9780                        Darien, CT 06820


----------------------------------                -----------------------------
Paul Y. Clinton, as Trustee                       George Loft, as Trustee
and not individually                              and not individually
946 Morris Avenue                                 51 Herrick Road
Bryn Mawr, PA 19010                               Sharon, CT  06069


/s/ THOMAS W. COURTNEY
----------------------------------
Thomas W. Courtney, as Trustee
and not individually
407 Timber Lane
Sewickley, PA 15143

         NOW THERFORE, the undersigned Trustees hereby declare that the first sentence of the second paragraph of Section 10.1 of the Declaration be amended by deleting said sentence in its entirety and inserting the following:

                  "In the event of the establishment of series of classes as contemplated by Section 6.9, on each matter submitted to a vote of Shareholders, all Shares of all series or classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any other law, such requirements as to a separate vote by that series or class shall apply; (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected classes or series shall vote as a single class; and (3) as to any matter which does not affect the interests of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote."

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 13th day of June, 1994.



                                                 /s/ LACY B. HERRMANN
---------------------------------                ------------------------------
Joseph M. La Motta, as Trustee                   Lacy B. Herrmann, as Trustee
and not individually                             and not individually
RR 2, Box 51                                     6  Whaling Road
Pound Ridge, NY 10576-9780                       Darien, CT 06820


---------------------------------                ------------------------------
Paul Y. Clinton, as Trustee                      George Loft, as Trustee
and not individually                             and not individually
946 Morris Avenue                                51 Herrick Road
Bryn Mawr, PA 19010                              Sharon, CT  06069


---------------------------------
Thomas W. Courtney, as Trustee
and not individually
407 Timber Lane
Sewickley, PA 15143

         NOW THERFORE, the undersigned Trustees hereby declare that the first sentence of the second paragraph of Section 10.1 of the Declaration be amended by deleting said sentence in its entirety and inserting the following:

                  "In the event of the establishment of series of classes as contemplated by Section 6.9, on each matter submitted to a vote of Shareholders, all Shares of all series or classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any other law, such requirements as to a separate vote by that series or class shall apply; (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected classes or series shall vote as a single class; and (3) as to any matter which does not affect the interests of a particular series or class, only the holders of Shares of the one or more affected series or classes shall be entitled to vote."

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 13th day of June, 1994.



---------------------------------                -----------------------------
Joseph M. La Motta, as Trustee                   Lacy B. Herrmann, as Trustee
and not individually                             and not individually
RR 2, Box 51                                     6  Whaling Road
Pound Ridge, NY 10576-9780                       Darien, CT 06820


                                                 /s/ GEORGE LOFT
--------------------------------                 ------------------------------
Paul Y. Clinton, as Trustee                      George Loft, as Trustee
and not individually                             and not individually
946 Morris Avenue                                51 Herrick Road
Bryn Mawr, PA 19010                              Sharon, CT  06069


--------------------------------
Thomas W. Courtney, as Trustee
and not individually
407 Timber Lane
Sewickley, PA 15143

                                    AMENDMENT
                                       TO
                              DECLARATION OF TRUST
                                       OF
                       QUEST FOR VALUE ACCUMULATION TRUST

         The undersigned, being a majority of the Trustees of Quest for Value Accumulation Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article I, Section 1.1 of the Declaration of Trust dated March 1, 1988, as amended (the "Declaration"), do hereby amend the Declaration to change the name of the Trust from "Quest for Value Accumulation Trust" to "Enterprise Accumulation Trust" by deleting Section 1.1 of the Declaration in its entirety and substituting the following:

         1.1 Name. The name of the trust hereby created (the "Trust") shall be "Enterprise Accumulation Trust", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as trustees, and not individually, and shall not refer to the officers, agents, employees or shareholders of the Trust. However, should the Trustees determine that the use of the name is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name. Any such instrument shall have the status of an amendment to this Declaration.

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 8th day of September, 1994.



/s/ VICTOR UGOLYN
------------------------------------            --------------------------------
Victor Ugolyn, as Trustee                       Samuel  J. Foti, as Trustee
and not individually                            and not individually
17 Cardinal Court                               1070 Lake Ave.
Ridgefield, CT  06877                           Greenwich, CT 06831


------------------------------------            --------------------------------
Dr. Arthur T. Dietz, as Trustee                 Arthur Howell, as Trustee
and not individually                            and not individually
1917 Chamdun Way                                5 Petit Ridge
Atlanta, GA 30341                               Big Canoe, GA 30143


------------------------------------            --------------------------------
William A. Mitchell, Jr., as Trustee            Lonnie H. Pope, as Trustee
and not individually                            and not individually
2929 Howell Mill Road, N.W.                     3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                          Marietta, GA 30062-5115


----------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 7th day of September, 1994.



                                                  /s/ SAMUEL J. FOTI
-------------------------------------             ------------------------------
Victor Ugolyn, as Trustee                         Samuel  J. Foti, as Trustee
and not individually                              and not individually
17 Cardinal Court                                 1070 Lake Ave.
Ridgefield, CT  06877                             Greenwich, CT 06831


------------------------------------              ------------------------------
Dr. Arthur T. Dietz, as Trustee                   Arthur Howell, as Trustee
and not individually                              and not individually
1917 Chamdun Way                                  5 Petit Ridge
Atlanta, GA 30341                                 Big Canoe, GA 30143


------------------------------------              ------------------------------
William A. Mitchell, Jr., as Trustee              Lonnie H. Pope, as Trustee
and not individually                              and not individually
2929 Howell Mill Road, N.W.                       3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                            Marietta, GA 30062-5115


-----------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

 IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 8th day of September, 1994.



------------------------------------            -------------------------------
Victor Ugolyn, as Trustee                       Samuel  J. Foti, as Trustee
and not individually                            and not individually
17 Cardinal Court                               1070 Lake Ave.
Ridgefield, CT  06877                           Greenwich, CT 06831


/s/ ARTHUR T. DIETZ
------------------------------------            -------------------------------
Dr. Arthur T. Dietz, as Trustee                 Arthur Howell, as Trustee
and not individually                            and not individually
1917 Chamdun Way                                5 Petit Ridge
Atlanta, GA 30341                               Big Canoe, GA 30143


------------------------------------            -------------------------------
William A. Mitchell, Jr., as Trustee            Lonnie H. Pope, as Trustee
and not individually                            and not individually
2929 Howell Mill Road, N.W.                     3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                          Marietta, GA 30062-5115


-----------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 8th day of September, 1994.



--------------------------------------            -----------------------------
Victor Ugolyn, as Trustee                         Samuel  J. Foti, as Trustee
and not individually                              and not individually
17 Cardinal Court                                 1070 Lake Ave.
Ridgefield, CT  06877                             Greenwich, CT 06831


                                                  /s/ ARTHUR HOWELL
-------------------------------------             -----------------------------
Dr. Arthur T. Dietz, as Trustee                   Arthur Howell, as Trustee
and not individually                              and not individually
1917 Chamdun Way                                  5 Petit Ridge
Atlanta, GA 30341                                 Big Canoe, GA 30143


-------------------------------------             -----------------------------
William A. Mitchell, Jr., as Trustee              Lonnie H. Pope, as Trustee
and not individually                              and not individually
2929 Howell Mill Road, N.W.                       3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                            Marietta, GA 30062-5115


-------------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 8th day of September, 1994.



--------------------------------------          -------------------------------
Victor Ugolyn, as Trustee                       Samuel  J. Foti, as Trustee
and not individually                            and not individually
17 Cardinal Court                               1070 Lake Ave.
Ridgefield, CT  06877                           Greenwich, CT 06831


--------------------------------------          -------------------------------
Dr. Arthur T. Dietz, as Trustee                 Arthur Howell, as Trustee
and not individually                            and not individually
1917 Chamdun Way                                5 Petit Ridge
Atlanta, GA 30341                               Big Canoe, GA 30143


/s/ WILLIAM A. MITCHELL, JR.
-------------------------------------           -------------------------------
William A. Mitchell, Jr., as Trustee            Lonnie H. Pope, as Trustee
and not individually                            and not individually
2929 Howell Mill Road, N.W.                     3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                          Marietta, GA 30062-5115


-------------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 2nd day of September, 1994.



------------------------------------          ----------------------------------
Victor Ugolyn, as Trustee                     Samuel  J. Foti, as Trustee
and not individually                          and not individually
17 Cardinal Court                             1070 Lake Ave.
Ridgefield, CT  06877                         Greenwich, CT 06831


------------------------------------          ----------------------------------
Dr. Arthur T. Dietz, as Trustee               Arthur Howell, as Trustee
and not individually                          and not individually
1917 Chamdun Way                              5 Petit Ridge
Atlanta, GA 30341                             Big Canoe, GA 30143


                                              /s/ LONNIE H. POPE
------------------------------------          ----------------------------------
William A. Mitchell, Jr., as Trustee          Lonnie H. Pope, as Trustee
and not individually                          and not individually
2929 Howell Mill Road, N.W.                   3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                        Marietta, GA 30062-5115


------------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 8th day of September, 1994.



------------------------------------             -------------------------------
Victor Ugolyn, as Trustee                        Samuel  J. Foti, as Trustee
and not individually                             and not individually
17 Cardinal Court                                1070 Lake Ave.
Ridgefield, CT  06877                            Greenwich, CT 06831


------------------------------------             -------------------------------
Dr. Arthur T. Dietz, as Trustee                  Arthur Howell, as Trustee
and not individually                             and not individually
1917 Chamdun Way                                 5 Petit Ridge
Atlanta, GA 30341                                Big Canoe, GA 30143


------------------------------------             -------------------------------
William A. Mitchell, Jr., as Trustee             Lonnie H. Pope, as Trustee
and not individually                             and not individually
2929 Howell Mill Road, N.W.                      3915 Post Oak Tritt Road, N.E.
Atlanta, GA 30327-1601                           Marietta, GA 30062-5115


/s/ MICHAEL I. ROTH
------------------------------------
Michael I. Roth, as Trustee
and not individually
20 Pond View Lane
Stamford, CT 06903

                          ENTERPRISE ACCUMULATION TRUST

                ESTABLISHMENT AND DESIGNATION OF SERIES OF SHARES
                     OF BENEFICIAL INTEREST, PAR VALUE $.01

         The undersigned, being a majority of the Trustees of Enterprise Accumulation Trust, a Massachusetts business trust (the "Trust") acting pursuant to Section 6.9 of the Declaration of Trust dated March 1, 1988, hereby create, as of this date, the first series of the Trust (herein referred to as the "Portfolios").

         1.       The Portfolios shall be designated as follows:

                  Growth
                  Growth & Income
                  Equity
                  Equity Income
                  Capital Appreciation
                  Small Company Growth
                  Small Company Value
                  International Growth
                  Global Financial Services
                  High Yield Bond
                  Managed

         2. The Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of any series now or hereafter created, or to otherwise change the special and relative rights of any such series provided that such change shall not adversely affect the rights of shareholders of a series.

         IN WITNESS WHEREOF, the undersigned Trustees have caused this amendment to be executed this 12th day of November, 1998.


/s/ VICTOR UGOLYN                              /s/ ARTHUR HOWELL
----------------------------------------       ---------------------------------
Victor Ugolyn, as Trustee and                  Arthur Howell, as Trustee and
not individually                               not individually
17 Cardinal Court                              200 Larkspur Lane, Chestnut Hill
Ridgefield, CT  06877                          Highlands, NC  28741

/s/ ARTHUR DIETZ                               /s/ LONNIE H. POPE
----------------------------------------       ---------------------------------
Arthur Dietz, as Trustee and                   Lonnie H. Pope, as Trustee and
not individually                               not individually
1917 Chamdun Way                               2809 Wyngate Drive
Atlanta, GA  30341                             Atlanta, GA  30305

/s/ WILLIAM A. MITCHELL, JR.
----------------------------------------
William A. Mitchell, Jr. as Trustee and
not individually
1275 Peachtree Street, N.E.
Atlanta, GA  30367-1801